                                                                      EXHIBIT 10


                           ALLIED PRODUCTS CORPORATION
                               TARGET BENEFIT PLAN

                            EFFECTIVE JANUARY 1, 1995

                                    CONTENTS


                                                                        PAGE

               PREAMBLE                                                  iv

ARTICLE    I    DEFINITIONS                                                1

ARTICLE   II    ELIGIBILITY AND PARTICIPATION

        2.01    Eligibility                                               10
        2.02    Termination and Reemployment                              11

ARTICLE  III    CONTRIBUTIONS

        3.01    Employer Contributions                                    12
        3.02    Participant Contributions                                 13

ARTICLE   IV    ALLOCATIONS, ACCOUNTING AND ADJUSTMENTS

        4.01    Composition of Trust Fund                                 14
        4.02    Allocation of Earnings to Accounts                        14
        4.03    Eligibility for Allocation of Employer Contributions      14
        4.04    Maximum Annual Additions                                  15
        4.05    Participation in Defined Benefit Plan                     19
        4.06    Allocation of Employer Contributions                      20
        4.07    Participant Election of Investment Funds                  20

ARTICLE    V    VESTING

        5.01    Employer Contribution Account                             22
        5.02    Termination of Employment                                 22
        5.03    Disposition of Forfeitures                                24
        5.04    Effect of Periods of Severance                            24

ARTICLE   VI    TIME AND METHOD OF PAYMENT

        6.01    Manner of Payment                                         25
        6.02    Optional Forms of Payment                                 25
        6.03    Time of Payment                                           28
        6.04    Payments to Beneficiaries                                 29
        6.05    Distribution of Unallocated Contributions                 33
        6.06    Certain Retroactive Payments                              33
        6.07    Administrative Powers Relating to Payments                33

                                    CONTENTS
                                   (continued)

        6.08    Direct Rollovers                                          34
ARTICLE  VII    ROLLOVERS AND TRANSFERS

        7.01    Rollovers and Transfers                                   36

ARTICLE VIII    TOP-HEAVY PROVISIONS

        8.01    Effective Date                                            37
        8.02    Definitions                                               37
        8.03    Special Code Section 415 Limitations                      41
        8.04    Minimum Allocation Requirements                           42
        8.05    Vesting Requirements                                      43


ARTICLE   IX    MANAGEMENT OF FUNDS

        9.01    Appointment of Trustee                                    44
        9.02    Assets of Trust                                           44
        9.03    Reversion of Employer Contributions                       44

ARTICLE    X    ADMINISTRATION OF PLAN

       10.01    Plan Administrator                                        46
       10.02    Rights, Powers and Duties of Plan Administrator           46
       10.03    Committee                                                 48
       10.04    Exercise of Duties                                        49
       10.05    Indemnification of Fiduciaries                            49
       10.06    Expenses                                                  50

ARTICLE   XI    CLAIMS PROCEDURES

       11.01    Claims Procedure                                          51

ARTICLE  XII    AMENDMENT AND TERMINATION

       12.01    Termination                                               52
       12.02    Right to Amend, Modify, Change or Revise Plan             53

                                    CONTENTS
                                   (continued)

       12.03    Merger and Consolidation of Plan; Transfer                54
                  of Plan Assets

ARTICLE XIII    MISCELLANEOUS

       13.01    No Contract of Employment                                 55
       13.02    Restrictions Upon Assignments and Creditors' Claims       55
       13.03    Restriction of Claims Against Trust                       55
       13.04    Benefits Payable by Trust                                 56
       13.05    Successor to Company                                      56
       13.06    Applicable Law                                            56
       13.07    Data                                                      56
       13.08    Internal Revenue Service Approval                         57

EXHIBIT    A    Actuarial Assumptions and Factors

                           ALLIED PRODUCTS CORPORATION
                               TARGET BENEFIT PLAN

                                    PREAMBLE


WHEREAS, Allied Products Corporation, a Delaware corporation (the "Company"), and certain of its affiliated corporations (collectively referred to as the "Participating Employers") desire to establish a target benefit money purchase pension plan for the exclusive benefit of their employees;

NOW, THEREFORE, the Company hereby adopts the Allied Products Corporation Target Benefit Plan (the "Plan"), effective January 1, 1995, to read as follows:

                                    ARTICLE I
                                   DEFINITIONS

Whenever used herein with the initial letter capitalized, words and phrases shall have the meanings stated below unless a different meaning is plainly required by context. For purposes of construction of this Plan, the masculine term shall include the feminine and the singular shall include the plural in all cases in which they could thus be applied.

ACCOUNT means the separate Account which is maintained for the benefit of each Participant.

ACCOUNT BALANCE means, for each Participant, the total balance standing to his Account under the date of reference determined in accordance with valuation procedures described in Section 4.02.

ACTUARIAL ASSUMPTIONS AND FACTORS means the actuarial assumptions and interest rate used in determining the Employer Contributions made to the Plan to provide the targeted monthly retirement benefit and which are set forth in Exhibit A.

AFFILIATE means any corporation or other business entity which is included in a controlled group of corporations within which the Company is also included, as provided in Section 414(b) of the Code (as modified, for purposes of Sections
4.04 and 4.05 of the Plan, by Section 415(h) of the Code), or which is a trade or business under common control with the Company, as provided in Section 414(c) of the Code (as modified, for purposes of Sections 4.04 and 4.05 of the Plan, by Section 415(h) of the Code), or which constitutes a member of an affiliated service group within which the Company is also included, as provided in Section 414(m) of the Code, or which is required to be aggregated with the Company pursuant to regulations issued under Section 414(o) of the Code.

ALTERNATE PAYEE means any spouse, former spouse, child or other dependent of a Participant who is recognized by a Domestic Relations Order as having a right to receive all or a portion of a Participant's benefits payable under the Plan.

ANNUITY STARTING DATE means the first day of the first period for which an amount is payable as an annuity or in any other form.

APPROVED ABSENCE means a paid absence from work approved by the Participating Employer under uniform rules and conditions for all Employees, provided that the Participant retires or returns to employment with the Participating Employer or Affiliate within the period specified in the Approved Absence, and shall include a military leave.

BENEFICIARY means the person or persons or other entity designated by a Participant to receive any benefits under the Plan which may be due upon the Participant's death.

BOARD means the Board of Directors of the Company or the Executive Committee of the Board of Directors.

CODE means the Internal Revenue Code of 1986, as amended from time to time.

COMMITTEE means the Committee appointed pursuant to Article X to administer the Plan.

COMPANY means Allied Products Corporation.

COMPENSATION means, for all purposes of the Plan except Sections 4.04 and 4.05, the total amount of cash compensation paid to an Employee by the Participating Employer in a Plan Year for Federal income tax purposes, including base salary, overtime, bonuses, and commissions, and amounts of pay reduced in accordance with an arrangement established by the Participating Employer which qualifies under Section 125 or Section 401(k) of the Code, provided however, for highly compensated employees (as defined in Code Section 414(q)), the amount of commissions taken into account in any Plan Year shall be limited to fifty thousand dollars ($50,000). Compensation shall exclude all noncash remunerations (including but not limited to imputed income on group term life insurance, auto allowance, moving allowances and other amounts of imputed income).

Notwithstanding anything herein to the contrary, the annual Compensation of each Participant taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is one hundred fifty thousand dollars ($150,000), adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living-adjustment in effect for a calendar year applies to any period, not exceeding twelve (12) months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than twelve (12) months, the OBRA '93 annual compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is twelve (12). Any reference in this Plan to the limitation under
Section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision. In determining the Compensation of a Participant for purposes of this limitation, the rules of Section 414(q)(6) of the Code relating to the treatment of certain family members shall apply, except that, in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age nineteen (19) before the close of the applicable Plan Year. If, as a result of the application of such rules, the adjusted one hundred fifty thousand dollars ($150,000) limitation is exceeded, then the limitation shall be prorated among the affected Participants in proportion to each such Participant's Compensation as determined under this provision prior to the application of this limitation.

CREDITED SERVICE means, for Employees classified as full-time, the period of the Participant's employment considered for purposes of determining the vested portion of a Participant's Employer Contribution Account and in the determination of the amount of contributions payable to or on behalf of the Participant. A Participant shall accrue a year of Credited Service for each full year of employment beginning on his Employment Commencement Date and ending on his Severance from Service Date. For purposes of determining a Participant's vested portion of his Employer Contribution Account, if a Participant terminates his employment with the Company or is placed on an Approved Absence and is reemployed, he shall be credited with Credited Service as follows:

     (a) If he terminates by reason of retirement, resignation or dismissal and returns within twelve (12) months from his Severance from Service Date, he shall receive credit for Credited Service as if he had not terminated his employment with the Participating Employer; and

     (b) If he is placed on an Approved Absence and both terminates his employment and returns to the employment of the Company prior to the first anniversary of the date his leave of absence commenced, then he shall receive credit for Credited Service as if he had not so terminated his employment.

For purposes of determining the contributions to be made on a Participant's behalf pursuant to Section 3.01, Credited Service will be calculated in years and completed months.

Notwithstanding the foregoing, Employees who are classified as part-time shall receive for each Plan Year a year or partial year of Credited Service in accordance with the following schedule:

                                               Percentages of a
            Hours of Service               Year of Credited Service
            ----------------               ------------------------
                  1,000                               50
             1,001 to 1,200                           60
             1,201 to 1,400                           70
             1,401 to 1,600                           80
             1,601 to 1,800                           90
             1,801 and above                         100

DOMESTIC RELATIONS ORDER means any judgment, decree or order (including approval of a property settlement agreement) that relates to the provision of child support, alimony payments or marital property rights to an Alternate Payee and is made pursuant to a state domestic relations law, including a community property law.

EFFECTIVE DATE means January 1, 1995. The Plan shall be effective with respect to any individual Participating Employer as of the date determined by the Company and the Participating Employer.

EMPLOYEE means a person employed by the Company or any Affiliate. Employee shall not include an independent contractor, a nonresident alien or employees of the Bush Hog Division of the Company.

EMPLOYER CONTRIBUTION ACCOUNT means the separate Account which shall be maintained by the Trustee for each Participant to reflect all Employer Contributions made on behalf of such Participant and any earnings thereon.

EMPLOYER CONTRIBUTIONS means the amount the Participating Employer may contribute to the Trust on behalf of each Participant for each Plan Year, as set forth in Section 3.01 of the Plan.

EMPLOYMENT COMMENCEMENT DATE means the day on which an Employee first completes an Hour of Service for a Participating Employer or an Affiliate. For employees of the Verson Division of the Company, the Employment Commencement date shall not be earlier than November 1, 1986.

ENTRY DATE means the first day of the month coincident with or next following the date the employee satisfies the eligibility provisions of Section 2.01 of the Plan.

FINAL AVERAGE COMPENSATION means the average annual Compensation received by the Participant during the five (5) completed calendar years of employment with the Participating Employer prior to the Participant's termination of employment. If a participant has fewer than five (5) years of employment, Final Average Compensation will be based on his total completed years of employment with the Participating Employer.

FORFEITURE means the portion of a Participant's Employer Contribution Account to which he is not entitled, as determined under Section 5.02.

HOUR OF SERVICE means:

     (a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Company, Participating Employer or an Affiliate. These hours shall be credited to the Employee for the computation period or periods in which the duties are performed; and

     (b) Each hour for which an Employee is paid, or entitled to payment, by the Participating Employer, the Company or an Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or Approved Absence. No more than five hundred one (501) Hours of Service shall be credited under this paragraph (b) for any single continuous period (whether or not such period occurs in a single computation period). Hours of Service under this paragraph (b) shall be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor Regulations, which are incorporated herein by this reference;

     (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Participating Employer, the Company or an Affiliate. The same Hours of Service shall not be credited both under paragraph (a) or paragraph (b), as the case may be, and under this paragraph (c). These hours shall be credited to the Employee for the computation period or periods to which the award, agreement or payment pertains rather than the computation period in which the award, agreement or payment is made.

     (d) In the event that records are not kept which accurately reflect the number of hours worked, an Employee will be credited with forty-five (45) Hours of Service for each week for which he is paid or entitled to payment if paid on a weekly basis, or ninety
          (90) Hours of Service if paid on a semimonthly basis, or one hundred ninety (190) Hours of Service if paid on a monthly basis.

LIFE ANNUITY means an annuity for the life of the Participant which is the actuarial equivalent of the Participant's vested Account Balance.

LIMITATION YEAR means the Plan Year.

NORMAL RETIREMENT AGE means the date the Participant attains age sixty-five
(65).

PARTICIPANT means an Employee who fulfills the eligibility requirements as provided in Article II and who continues to qualify as a Participant.

PARTICIPATING EMPLOYER means the Company and any Affiliate which adopts this Plan with the approval of the Company.

PERIOD OF SEVERANCE means the period of time commencing on an Employee's Severance from Service Date and ending on the date that the Employee again performs an Hour of Service for the Participating Employer or Affiliate.

In the case of an individual who is absent from work for maternity or paternity reasons, the twelve-consecutive month period beginning on the first anniversary of the first date of such absence shall not be included in the Period of Severance. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence: (1) by reason of the pregnancy of the individual, (2) by reason of the birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (4) for purpose of caring for such child for a period beginning immediately following such birth or placement.

PERMANENT DISABILITY means the permanent incapacity of a Participant to perform the usual duties of employment for the Participating Employer by reason of physical or mental impairment, as determined by the Committee based upon a written opinion of a licensed physician who has been approved by the Committee. The Committee shall designate the date on which the Permanent Disability shall be considered to exist. The final decisions of the Committee with respect to Permanent Disability shall be conclusive for all purposes of the Plan.

PLAN means the Allied Products Corporation Target Benefit Plan.

PLAN ADMINISTRATOR means the Company.

PLAN YEAR means the twelve (12) month period which begins on January 1 and which ends on December 31.

REEMPLOYMENT COMMENCEMENT DATE means the date on which an Employee first performs an Hour of Service for the Participating Employer or Affiliate after a Period of Severance of at least twelve (12) consecutive months.

QUALIFIED DOMESTIC RELATIONS ORDER means any Domestic Relations Order that creates, recognizes or assigns to an Alternate Payee the right to receive all or a portion of a Participant's benefits payable hereunder and meets the requirements of Section 414(p) of the Code.

QUALIFIED JOINT AND SURVIVOR ANNUITY means an annuity for the life of the Participant with a survivor annuity for the life of the Participant's surviving spouse equal to fifty percent (50%) of the amount of the annuity which is payable during the joint lives of the Participant and his surviving spouse. The Qualified Joint and Survivor Annuity shall be the actuarial equivalent of the Participant's vested Account Balance.

QUALIFIED PRE-RETIREMENT SURVIVOR ANNUITY means an annuity for the life of the surviving spouse of the Participant which is the actuarial equivalent of the Participant's vested Account Balance.

SEVERANCE FROM SERVICE DATE means the first to occur of:

     (a)  A Participant's retirement;

     (b) The date the Participant ceases to perform services for the Participating Employers and Affiliates by reason of voluntary resignation or involuntary termination;

     (c)  The date of the Participant's death;

     (d) The first anniversary of the date a Participant is excused from the performance of services for the Participating Employer and Affiliates for any reason other than resignation, retirement or involuntary termination; or

     (e)  The end of an Approved Absence.

However, if the Employee's service terminates and he is thereafter employed by a Participating Employer or Affiliate before he completes a Period of Severance of at least twelve (12) consecutive months, such Period of Severance shall be disregarded for all purposes of the Plan.

TRUST AGREEMENT or TRUST means, respectively, the trust agreement executed by the Company for the purposes of the Plan, as provided under Section 9.01, as amended from time to time, and the trust established thereunder.

TRUST FUND means all cash, securities, real estate or any other property held by the Trustee pursuant to the terms of the Trust Agreement, together with income therefrom.

TRUSTEE means the person, persons or entity appointed by the Company as provided under Section 9.01 of the Plan to act as Trustee of the Trust.

VALUATION DATE means each March 31, June 30, September 30, and December 31 of each Plan Year.

                                   ARTICLE II
                          ELIGIBILITY AND PARTICIPATION


 2.01     ELIGIBILITY

          Each Employee of a Participating Employer, who is classified as full-time, on the date prior to the Effective Date shall become a Participant on the Effective Date if still employed by the Participating Employer and still eligible for Plan participation.
          Each other Employee, of a Participating Employer, who is classified as full-time, shall become a Participant in the Plan on the Entry Date coincident with or next following his completion of twelve (12) months of employment and his attainment of age twenty-one (21).

          Each Employee of a Participating Employer, who is classified as part-time, shall become a Participant on the later of the Effective Date or the Entry Date coincident with or next following his completion of one thousand (1,000) Hours of Service during the twelve (12) month period beginning on the Participant's Date of Employment. If the Participant does not complete one thousand (1,000) Hours of Service during his first twelve (12) months of employment, he shall become a Participant on the Entry Date coincident with or next following his completion of (1,000) Hours of Service in any Plan Year and his attainment of age twenty-one (21).

          Notwithstanding the above, an Employee included in a unit of employees covered by a collective bargaining agreement with the Participating Employer where retirement benefits were the subject of good faith bargaining between employee representatives and the Participating Employer shall be eligible to participate in the Plan only if such collective bargaining agreement specifically provides for their participation herein.

          Leased employees, as defined under Section 414(n) of the Code, shall be excluded from participation in this Plan.

2.02 TERMINATION AND REEMPLOYMENT

          (a) A Participant who terminates employment and is reemployed by a Participating Employer shall be a Participant immediately upon his Reemployment Commencement Date.

          (b) An Employee who terminates employment prior to becoming a Participant and again is employed by a Participating Employer shall become a Participant in the Plan on the first Entry Date after he satisfies the requirements set forth in
               Section 2.01, based on his Employment Commencement Date.

          (c) An Employee who terminates employment prior to becoming a Participant and again is employed by a Participating Employer shall become a Participant in the Plan on the first Entry Date after he satisfies the requirements set forth in Section 2.01, based on his Reemployment Commencement Date.

                                   ARTICLE III
                                  CONTRIBUTIONS


3.01 EMPLOYER CONTRIBUTIONS

          For each Plan Year, each Participating Employer shall contribute to the Trust Fund on behalf of each Participant employed by such Participating Employer eligible to share in the Employer Contribution for that Plan Year, as provided in Section 4.03, an amount, if any, necessary to provide each Participant with a targeted monthly retirement benefit commencing the first day of the month following Normal Retirement Age and payable in the form of a Life Annuity equal to one-twelfth (1/12th) of the following:

               0.5% (Final Average Compensation) x (Years of Credited Service).

          The benefit described above shall be determined in accordance with the Actuarial Assumptions and Factors set forth in Exhibit A. For each Plan Year, the amount of the Employer Contribution on behalf of a Participant shall be equal to the Employer Contribution made on his behalf for the immediately preceding Plan Year, plus or minus (as the case may be) an adjustment to reflect any increase or decrease in the Participant's targeted benefit.

          The contribution for any Plan Year shall not exceed the maximum amount deductible by the Participating Employer for such Plan Year for Federal income tax purposes under Section 404 of the Code. Employer Contributions for a Plan Year shall be paid to the Trust not later than the time prescribed by law for the filing of the Participating Employer's Federal income tax return for the applicable year, including any extensions thereof. All Employer Contributions are specifically conditioned on their deductibility under Section 404 of the Code.

3.02 PARTICIPANT CONTRIBUTIONS

          Participants shall be neither required nor permitted to make contributions to the Plan.

                                   ARTICLE IV
                     ALLOCATIONS, ACCOUNTING AND ADJUSTMENTS


4.01 COMPOSITION OF TRUST FUND

          All amounts contributed to the Plan, as increased or decreased by income, expenditure, appreciation and depreciation, shall constitute a single fund known as the Trust Fund. A separate Employer Contribution Account shall be maintained for each Participant.

4.02 ALLOCATION OF EARNINGS TO ACCOUNTS

          As of each Valuation Date, prior to the allocation of contributions described in Section 3.01, there shall be allocated to the Accounts of all Participants by credit or deduction therefrom, as the case may be, of a portion of the increase or decrease in the value of the respective investment funds of the Trust Fund since the preceding Valuation Date attributable to interest, dividends, changes in market value, expenses and gains and losses realized from the sale of assets. Such allocation shall be made in the proportion that the opening balance of each such Account invested in such investment fund reduced by any distributions since the preceding Valuation Date bears to the total of the opening balances of all such Accounts invested in the investment fund, reduced by any distributions since the preceding Valuation Date.

 4.03     ALLOCATION OF EMPLOYER CONTRIBUTIONS

          As of the last day of the Plan Year, after the allocation of earnings, the Employer Contributions by each Participating Employer for such Plan Year shall be allocated to the Employer Contribution Accounts of all Participants who are actively employed by such Participating Employer on the last day of such Plan Year.

          Notwithstanding the above, Participants who have terminated at or after Normal Retirement Age, died or become Permanently Disabled during the Plan Year also shall be eligible to share in the Employer Contributions for such year.

          An eligible Participant shall share in Employer Contributions according to the allocation procedures in Section 4.06.

4.04 MAXIMUM ANNUAL ADDITIONS

          (a) The Employer Contributions allocated to any Participant's Employer Contribution Account in any Limitation Year shall not exceed the lesser of:

               (1) The greater of thirty thousand dollars ($30,000) or one-fourth (1/4) of the dollar limitation in effect under Section 415(b)(1)(A) of the Code; or

               (2) Twenty-five percent (25%) of the Participant's compensation for such Limitation Year.

          (b) If, as a result of a reasonable error in estimating a Participant's compensation or such other facts and circumstances to which Internal Revenue Service Regulation
               Section 1.415-6 would be applicable, the additions to a Participant's Account under Section 4.04(a) in any
               Limitation Year would be in excess of the maximum annual limits, amounts otherwise allocable to the Employer
               Contribution Account of such Participant for such Limitation Year shall be used to reduce Employer contributions for the next Limitation Year (and succeeding Limitation Years, as necessary) for that Participant if that Participant is covered by the Plan as of the end of the Limitation Year.
               If such Participant is not covered by the Plan as of the end of the Limitation Year, the excess amounts shall be held unallocated in a suspense account for the Limitation Year and allocated and reallocated in the next Limitation Year to all of the remaining Participants in the Plan in accordance with the provisions of
               Section 4.03. In addition, the excess amounts shall be used to reduce Employer contributions for the next Limitation year (and succeeding Limitation Years, as necessary). Any such suspense account will not share in the allocation of earnings under
               Section 4.02.

          (c) For purposes of this Section 4.04, this Plan and any other qualified defined contribution plan maintained by the Company, a Participating Employer or an Affiliate shall be considered as a single defined contribution plan if a Participant is a participant in more than one (1) defined contribution plan. Amounts allocated to a Participant's individual medical benefit account, as defined in Section 415(l)(2) of the Code, which is part of a defined benefit plan maintained by the Company, a Participating Employer or an Affiliate shall be treated as annual additions to a defined contribution plan. Amounts derived from contributions paid or accrued which are attributable to post-retirement medical benefits allocated to the separate account of a Participant who is a key employee, as defined in Section 419A(d) of the Code, under a welfare benefit fund, as defined in Section 419(e) of the Code, maintained by the Company, a Participating Employer or an Affiliate, shall be treated as annual additions to a defined contribution plan. Notwithstanding the foregoing, the compensation limit described above shall not apply to any contribution for medical benefits (within the meaning of Section 419A(f)(2) of the Code) after separation from service which is otherwise treated as an annual addition under Section 415(l)(1) of the Code.

          (d) Solely for the purpose of applying the limitations of Sections 4.04 and 4.05, the compensation of a Participant includes:

               (1) A Participant's wages, salaries, fees for professional services, and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Participating Employer or Affiliate to the extent that the amounts are includable in gross income (including, but not limited, to commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements, and expense allowances);

               (2) In the case of a Participant who is an employee within the meaning of Section 401(c)(1) of the Code and the regulations thereunder, the Participant's earned income (as described in Section 401(c)(2) of the Code and the regulations thereunder);

               (3) Amounts described in Sections 104(a)(3), 105(a), and 105(h) of the Code, but only to the extent these amounts are includable in the gross income of the Participant;

               (4) Amounts paid or reimbursed by the Participating Employer or Affiliate for moving expenses incurred by a Participant but only to the extent that these amounts are not deductible by the Participant under Section 217 of the Code;

               (5) The value of a nonqualified stock option granted to a Participant by the Participating Employer or Affiliate, but only to the extent that the value of the option is includable in the gross income of the Participant for the taxable year in which granted; and

               (6) The amount includable in the gross income of a Participant upon making the election described in
                    Section 83(b) of the Code.

               Solely for the purpose of applying the limitations of Sections
               4.04 and 4.05, the compensation of a Participant excludes:

               (1) Contributions made by the Participating Employer or Affiliate to a plan of deferred compensation which are not included in the Participant's gross income for the taxable year in which contributed, contributions made by the Participating Employer or Affiliate under a simplified employee pension plan to the extent such contributions are excluded from the Participant's gross income, or any distributions from a plan of deferred compensation;

               (2)  Amounts realized from the exercise of a
                    nonqualified stock option, or when restricted stock (or property) held by the Participant either becomes freely transferable or is no longer subject to substantial risk of forfeiture;

               (3) Amounts realized from the sale, exchange, or other disposition of stock acquired under a qualified stock option; and

               (4) Other amounts which received special tax benefits, or contributions made by the Participating
                    Employer or Affiliate (whether or not under a salary reduction agreement) toward the purchase of an annuity described in Code Section 403(b) (whether or not the amounts are actually excludable from the gross income of the Participant).

4.05 PARTICIPATION IN DEFINED BENEFIT PLAN

          (a) If any Participant has also participated in any qualified defined benefit plan maintained by the Company, a Participating Employer or an Affiliate, the annual additions under the defined benefit plans shall be reduced to the extent necessary so that the sum of the defined benefit plan fraction and the defined contribution plan fraction for any Limitation Year does not exceed 1.0.

          (b) The defined contribution plan fraction for any Limitation Year is a fraction, the numerator of which is the sum of the annual additions to the Participant's Accounts as of the close of the Limitation Year under this Plan and any other defined contribution plan maintained by the Company, a Participating Employer or an Affiliate, and the denominator of which is the sum of the lesser of the following amounts determined for such Limitation Year and each prior year of service with the Company, Participating Employer or
               Affiliate:

               (1) The product of 1.25 multiplied by the dollar limitation in effect under Section 415(c)(1)(A) of the Code for such Limitation Year; or

               (2) The product of 1.4 multiplied by the amount which may be taken into account under Section
                    415(c)(1)(B) of the Code for such Limitation Year.

          (c) The defined benefit plan fraction for any Limitation Year is a fraction, the numerator of which is the projected annual benefit of the Participant under such plan (determined as of the close of its limitation year) and the denominator of which is the lesser of:

               (1) The product of 1.25 multiplied by the maximum dollar limitation in effect under Section
                    415(b)(1)(A) of the Code for such Limitation Year;
                    or

               (2) The product of 1.4 multiplied by the amount which may be taken into account under Section
                    415(b)(1)(B) of the Code for such Limitation Year.

4.06 ALLOCATION OF EMPLOYER CONTRIBUTIONS

          A Participant eligible to share in Employer Contributions pursuant to
          Section 4.03 shall share in such Employer Contributions in accordance with the formula contained in Section 3.01 of the Plan.

4.07 PARTICIPANT ELECTION OF INVESTMENT FUNDS

          The Company shall establish separate investment funds in which the assets of the Trust shall be held. Each Participant in the Plan may select the investment fund or funds in which his Account shall be invested. Each such election shall be made in writing on forms to be furnished by the Plan Administrator and shall specify that portion of the Participant's Account Balance to be invested in each respective investment fund established by the Company, in multiples of ten percent (10%). Changes in the Account Balances invested in the specified funds due to earnings and losses shall not require reallocation of the Account Balances in the specified proportions unless subsequently elected by the Participant.

          The Participant may also elect the portion of future contributions made on his behalf to be invested in the respective investment funds established by the Company in multiples of ten percent (10%) of the amount of such contributions. A Participant may, however, elect to have zero percent (0%) of such contributions invested in the respective investment funds.

          A Participant may change his investment fund elections regarding existing Account Balances and/or future contributions twice each Plan Year, effective as of January 1, April 1, July 1, or October 1 by following the procedures established by the Plan Administrator.

          If no election form has been executed by the Participant and submitted to the Trustee by the Plan Administrator, the entire Account shall be invested in the investment fund designated by the Plan Administrator.

                                    ARTICLE V
                                     VESTING


5.01 EMPLOYER CONTRIBUTION ACCOUNT

          A Participant shall have a fully vested, nonforfeitable interest in his Employer Contribution Account on the first to occur of the following events:

          (a)  His attainment of Normal Retirement Age;

          (b) The date on which he shall be determined to have a Permanent Disability;

          (c)  The date of his death; or

          (d) Upon the completion of the number of years of Credited Service required for full vesting.

5.02 TERMINATION OF EMPLOYMENT

          (a) Upon a Participant's Severance from Service Date for any reason other than Permanent Disability or death and before his Normal Retirement Age, he shall be vested in the percentage of his Employer Contribution Account set forth in the following table:

             Completed Years
           of Credited Service            Vested Percentage
           -------------------            -----------------
               Less than 5                      0%
                5 or more                     100%

               All of a Participant's years of Credited Service shall be taken into consideration in determining the vested percentage of his Employer Contribution Account.

          (b) The portion of the Participant's Employer Contribution Account in which he is not vested at his Severance from Service Date shall be declared a Forfeiture on the last day of the Plan Year in which his Severance from Service Date occurred. Such Forfeiture shall be used as set forth in
               Section 5.03. Any person who terminates employment with no vested interest in his Account shall be deemed to have an immediate distribution of the vested portion (zero (0)) of his Account at the time of his termination of employment and the remainder of his Account (one hundred percent) shall be treated as a Forfeiture.

               If the Participant is reemployed before incurring five (5) consecutive one-year Periods of Severance and again terminates his employment under circumstances in which he is not fully vested in his Employer Contribution Account, such Participant's vested balance in his Employer Contribution Account shall be determined by adding to the amount actually held by the Trust any amount previously distributed to him. The vested percentage shall be applied to this total, the amount of any previous distributions shall be subtracted and the remaining amount shall be his vested balance in his Employer Contribution Account.

          (c) If the Participant returns to the employ of a Participating Employer or Affiliate before he incurs five (5) consecutive one-year Periods of Severance, the portion of his Employer Contribution Account that had been forfeited shall be reinstated to his Employer Contribution Account in full, unadjusted by any gains or losses occurring subsequent to the date immediately preceding his Severance from Service
               Date, by using the Forfeitures during the Plan Year in which his reemployment occurred. If the Forfeitures in the year of reemployment are insufficient to restore the forfeited amount, the remainder shall be restored by an Employer Contribution. Such a Participant shall continue vesting in such Account. If the Participant incurs five (5) consecutive Periods of Severance, he shall not regain any interest in any Forfeiture.

5.03 DISPOSITION OF FORFEITURES

          Forfeitures occurring in a Plan Year shall be used to reinstate the Employer Contribution Accounts of rehired Participants who previously had a Severance from Service Date and suffered a Forfeiture. Any remaining Forfeitures shall be used to reduce the contribution of the Participating Employer who employed the Participant from whose Account the Forfeiture arose in future Plan Years.

5.04 EFFECT OF PERIODS OF SEVERANCE

          If a Participant or Employee incurs five (5) or more consecutive one-year Periods of Severance and is thereafter reemployed by a Participating Employer or Affiliate, he shall regain his years of Credited Service earned before such Periods of Severance upon such reemployment. However, he shall not regain any interest in any Forfeiture. If a Participant or other Employee incurs fewer than five
          (5) consecutive one-year Periods of Severance and is thereafter reemployed by a Participating Employer or Affiliate, he shall regain his years of Credited Service earned before such Periods of Severance and any Forfeiture shall be restored pursuant to Section 5.02.

                                   ARTICLE VI
                           TIME AND METHOD OF PAYMENT


6.01 MANNER OF PAYMENT

          (a) Whenever the Plan Administrator shall direct the Trustee to make payment to a Participant upon termination of the Participant's employment (whether by reason of retirement, Permanent Disability or for any other reason other than death), the Plan Administrator shall direct the Trustee to pay the Participant's vested Account Balance (determined as of the Valuation Date preceding his distribution) to or for the benefit of the Participant, in the normal form of payment described in paragraph (b) below, unless an optional form of payment is selected pursuant to a qualified election, as described in Section 6.02.

          (b) If a Participant is married on the Annuity Starting Date, payment to the Participant shall be made in the form of a Qualified Joint and Survivor Annuity, unless either an optional form of payment or a Life Annuity is selected pursuant to a qualified election, as described in Section 6.02.

               If a Participant is not married on the Annuity Starting Date, payment to the Participant shall be made in the form of a Life Annuity, unless an optional form of payment is selected pursuant to a qualified election, as described in
               Section 6.02.

6.02 OPTIONAL FORMS OF PAYMENT

          (a)  By making a qualified election, as described in paragraph
               (b) below, any Participant may choose to receive payment of his Account Balance in a lump sum payment.

               Notwithstanding the foregoing, if the vested value of the Participant's Account Balance (determined as of the Valuation Date preceding his Severance from Service Date) is three thousand five hundred dollars ($3,500) or less, (or such other amount as determined under the Code), payment shall be made as soon as practicable in a lump sum.

          (b) To make a qualified election, a married Participant must waive his right to the Qualified Joint and Survivor Annuity within the ninety (90) day period ending on the Annuity Starting Date. An unmarried Participant must waive his right to the Life Annuity in the same manner as if it were a waiver of the Qualified Joint and Survivor Annuity. A married Participant's spouse must consent to his waiver of the Qualified Joint and Survivor Annuity. The spouse's consent to the waiver must be in writing, must acknowledge the effect of the waiver and must specify the optional form of benefit selected.

               In order to be valid, the spousal consent must be witnessed by a Plan representative or a notary public. Such spousal consent shall not be revocable by the spouse.

               Notwithstanding this consent requirement, if the Participant establishes to the satisfaction of the Plan Administrator that such written consent may not be obtained because there is no spouse or the spouse cannot be located, a waiver will be deemed a qualified election. In the event that the spouse of a Participant is legally incompetent to give consent, such consent may be given by the spouse's legal guardian, which shall include the Participant in the event the Participant is the legal guardian of the spouse. In the event the Participant is legally separated or has been abandoned, as provided by a court order, spousal consent shall not be required, except where otherwise provided by a Qualified Domestic Relations Order.

               Any consent necessary under this provision will be valid only with respect to the spouse who signs the consent or, in the event of a deemed qualified election, the designated spouse. A revocation of a prior waiver may be made by a Participant without the consent of the spouse at any time before the Annuity Starting Date. The number of revocations shall not be limited.

          (c) Not less than thirty (30) days and no more than ninety (90) days prior to the Annuity Starting Date, the Plan
               Administrator shall provide the Participant with a written explanation of:

               (1) The terms and conditions of a Qualified Joint and Survivor Annuity or Life Annuity, as appropriate;

               (2) The Participant's right to make and the effect of an election to waive the Qualified Joint and Survivor Annuity or Life Annuity form of payment, as appropriate;

               (3)  The rights of the Participant's spouse;

               (4) The right to make and the effect of a revocation of a previous election to waive the Qualified
                    Joint and Survivor Annuity or Life Annuity, as appropriate; and

               (5) The relative values of the various optional forms of benefit available under the Plan.

               If a Participant dies after election of an optional form but before the Annuity Starting Date, payment shall be made in accordance with Section 6.04 of the Plan.

          (d) Any distribution, if not made in a lump sum, may not be in any form that will provide for payments over a period extending beyond either the life of the Participant (or the lives of the Participant and his designated Beneficiary) or the life expectancy of the Participant (or the life expectancy of the Participant and his designated Beneficiary). All distributions under the Plan shall meet the minimum distribution incidental benefits requirements in
               Section 401(a)(9) of the Code and regulations thereunder.

 6.03     TIME OF PAYMENT

          Subject to the provisions of Section 6.06, payment shall be made or shall commence as of the later of: (1) the date the Participant attains (or would have attained) Normal Retirement Age, or (2) sixty
          (60) days after the close of the Plan Year in which the employment of the Participant terminates, unless the Participant, or his Beneficiary in the event of his death, requests payment at an earlier date. In such event, payment shall be made or shall commence as of the date requested. If the Participant's Account Balance exceeds three thousand five hundred dollars ($3,500) (or such other amount as determined under the Code) and payment is to be made prior to the Participant's Normal Retirement Age, the Participant must consent in writing to the distribution before payment of any portion of the distribution commences. In such a case, the Participant's spouse also must consent in writing to the timing of the distribution unless payment is made in the form of a Qualified Joint and Survivor Annuity. If the Account Balance determined at the time of distribution exceeds three thousand five hundred dollars ($3,500), then the Account Balance at any subsequent time shall be deemed to exceed three thousand five hundred dollars ($3,500). Notwithstanding the foregoing, in all cases payment shall be made or shall commence by the April 1 immediately following the year in which the Participant attains the age of seventy and one-half (70-1/2), even if he has not retired.

6.04 PAYMENTS TO BENEFICIARIES

          (a) If a Participant dies before the Annuity Starting Date, payment of his Account Balance shall be made to the surviving spouse of the Participant in the form of a Qualified Pre-retirement Survivor Annuity unless the Participant either has no spouse or has designated another Beneficiary in the manner described in this Section 6.04, or the spouse elects to receive payment in a single lump sum. Payment of the Qualified Pre-retirement Survivor Annuity shall commence on the first day of the month coincident with or next following the date the Participant would have reached Normal Retirement Age, unless the spouse consents in writing to an earlier distribution. The surviving spouse may elect to receive payment as soon as administratively feasible after the Participant's death. Notwithstanding anything to the contrary, if the Participant's Account Balance is three thousand five hundred dollars ($3,500) (or such other amount as determined under the Code) or less, payment will be made to the surviving spouse in a single lump sum as soon as administratively feasible following the Participant's death. In order for the designation of a Beneficiary other than the spouse to be valid, the designation must have been made after the first day of the Plan Year in which the Participant attains age thirty-five
               (35), the designation must contain a waiver of the Qualified Pre-retirement Survivor Annuity, the Participant's spouse must consent in writing to the waiver of the Qualified Pre-retirement Survivor Annuity and to the specific nonspouse Beneficiary designation. A valid spousal consent shall be witnessed by either a representative of the Plan or a notary public and shall be revocable by the spouse at any time prior to the Annuity Starting Date. The Plan Administrator shall provide to each Participant a written explanation of the Qualified Pre-retirement Survivor Annuity within the applicable period. With respect to any Participant, the applicable period means whichever of the following periods ends last:

               (1) The period beginning with the first day of the Plan Year in which the Participant attains age thirty-two (32) and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age thirty-five (35);

               (2) A reasonable period ending after the individual becomes a Participant; or

               (3)  A reasonable period ending after Section
                    401(a)(11) of the Code first applies to the Participant.

               Notwithstanding the foregoing, in the case of a Participant who separates from service before attaining age thirty-five
               (35), the applicable period means the period beginning one
               (1) year before the separation from service and ending one
               (1) year after such separation. The written explanation of the Qualified Pre-retirement Survivor Annuity shall provide comparable notice and information to that described in
               Section 6.02 with respect to the Qualified Joint and Survivor Annuity. A married Participant may designate a nonspouse Beneficiary prior to the first day of the Plan Year in which the Participant attains age thirty-five (35) if a written explanation of the benefit provided under this
               Section 6.04 is given to the Participant by the Plan Administrator within a reasonable period prior to the time of the designation. Such early nonspouse Beneficiary designation shall become invalid as of the first day of the Plan Year in which the Participant attains age thirty-five
               (35). The designation of a nonspouse Beneficiary shall be revoked automatically upon the marriage or remarriage of a Participant. Notwithstanding the foregoing, the spousal consent requirement shall not apply if it is established to the satisfaction of the Plan Administrator either that the spouse cannot be located or that other circumstances set forth in regulations promulgated under Section 417 of the Code which preclude the necessity of the spouse's consent are present with respect to the Participant.

          (b) If a Participant is not married or if he has designated a Beneficiary other than his spouse, upon his death, his vested Account Balance shall be paid to his designated Beneficiary in the form of a single lump sum payment as soon as administratively feasible following the Participant's death. If the Participant's surviving spouse is his Beneficiary, his surviving spouse may elect to receive payment in the form of a lump sum in lieu of the Qualified Pre-retirement Survivor Annuity within a reasonable period before benefits commence. If a designated Beneficiary shall die before the Participant, his interest shall terminate, and, unless otherwise provided in the Participant's designation, such interest shall be paid in equal shares to those Beneficiaries, if any, who survive the Participant.

               Except as otherwise provided in paragraph (a), the Participant shall have the right to revoke the designation of any Beneficiary without the consent of the Beneficiary.

          (c) If a Participant fails to designate a Beneficiary, if such designation shall for any reason be illegal or ineffective or if no Beneficiary survives the Participant, his death benefits shall be paid to:

               (1)  His surviving spouse;

               (2)  His children in equal shares, and their
                    descendants, PER STIRPES;

               (3)  His parents in equal shares; or

               (4) His brothers and sisters in equal shares, and their descendants, PER STIRPES.

               If no such person shall be living on the date of any distribution, such amount shall be payable to the estate of the last survivor of said persons.

          (d) Notwithstanding the foregoing provisions of this Section 6.04, in the event of the Participant's death prior to the Annuity Starting Date, the entire interest of the Participant shall be distributed within five (5) years after the death of such Participant, unless one (1) of the following exceptions is met:

               (1)  (A)  Any portion of the Participant's Account
                         is payable to (or for the benefit of) a
                         designated Beneficiary;

                    (B)  Such portion of the Participant's
                         Account shall be distributed over a
                         period not extending beyond the life or
                         life expectancy of the designated
                         Beneficiary; and

                    (C)  Such distribution commences no later
                         than one (1) year after the date of the
                         Participant's death.

               (2)  (A)  The portion of the Participant's Account
                         to which his surviving spouse is
                         entitled shall be distributed over a
                         period not extending beyond the life or
                         life expectancy of the surviving spouse;
                         and

                    (B)  Such distribution commences no later
                         than the date on which the Participant
                         would have attained age seventy and one-half (70-1/2).

               If the Participant dies after the Annuity Starting Date, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

6.05 DISTRIBUTION OF UNALLOCATED CONTRIBUTIONS

          If on the date of termination of a Participant's employment the Participating Employer shall be holding contributions made by or on behalf of the Participant but not yet allocated to his Accounts, the Participating Employer shall pay such amounts either directly to the Participant (or his Beneficiary, as the case may be) or to the Trustee, to be distributed by the Trustee in accordance with the method of distribution determined under this Article VI.

6.06 CERTAIN RETROACTIVE PAYMENTS

          If the amount of the payment required to be made or commence on the date determined in this Article VI cannot be ascertained by such date, a payment retroactive to such date may be made no later than sixty
          (60) days after the earliest date on which the amount of such payment can be ascertained under the Plan.

6.07 ADMINISTRATIVE POWERS RELATING TO PAYMENTS

          If a Participant or Beneficiary is under a legal disability and a conservator or other person is judicially charged with the care of such Participant or Beneficiary or his estate, all benefits to which the Participant or Beneficiary is entitled shall be paid to such conservator or other person.

          Any payment made pursuant to this Section 6.07 shall be in complete discharge of the obligation for such payment under the Plan.

6.08 DIRECT ROLLOVERS

          (a) A Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan in the form of a Direct Rollover. Notwithstanding the above, an Eligible Rollover Distribution of less than two hundred dollars ($200) is not eligible for a Direct Rollover. Further, if the Distributee elects to have only a portion of the Eligible Rollover Distribution paid to an Eligible Retirement Plan in the form of a Direct Rollover, that portion must be equal to at least five hundred dollars ($500).

          (b) For purposes of this Section 6.08, the following definitions apply:

               (i)  "Distributee" means a Participant or former
                    Participant, his surviving spouse, his spouse, or his former spouse who is the Alternate Payee under a Qualified Domestic Relations Order.

               (ii) "Eligible Rollover Distribution" means any
                    distribution of all or any portion of the Participant's vested Account Balance except that an Eligible Rollover Distribution does not include any distribution that is one (1) of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Participant, or the joint lives (or joint life expectancies) of the Participant and his designated Beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

               (iii) "Eligible Retirement Plan" means an individual retirement account described in
                         Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is limited to an individual retirement account or individual retirement annuity.

               (iv) "Direct Rollover" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

                                   ARTICLE VII
                             ROLLOVERS AND TRANSFERS


7.01 ROLLOVERS AND TRANSFERS

          Rollovers and transfers from other trusts, whether or not from a plan maintained by the Participating Employer, shall not be permitted.

                                  ARTICLE VIII
                              TOP-HEAVY PROVISIONS


8.01 EFFECTIVE DATE

          Notwithstanding anything herein to the contrary, the following provisions shall apply and shall supersede any conflicting Plan provisions with respect to any Plan Year in which this Plan is deemed to be Top-heavy.

8.02 DEFINITIONS

          DETERMINATION DATE means, with respect to any Plan Year, the last calendar day of the immediately preceding Plan Year or, in the case of the first Plan Year, the last calendar day of the first Plan Year.

          KEY EMPLOYEE means any Employee or former Employee (or any Beneficiary of such Employee) who, at any time during the Plan Year or any of the four (4) immediately preceding Plan Years (or, if fewer, the total number of Plan Years during which the Plan has been in effect) is or was:

          (a) An officer of the Participating Employer whose compensation exceeds fifty percent (50%) of the amount in effect under
               Section 415(b)(1)(A) of the Code for such Plan Year;

          (b) One (1) of the ten (10) Employees whose compensation exceeds the amount in effect under Section 415(c)(1)(A) of the Code and who owns (or is considered to own under Section 318 of the Code) one (1) of the largest interests in the Participating Employer or an Affiliate;

          (c)  A five percent (5%) owner of the Participating Employer; or

          (d) A one percent (1%) owner of the Participating Employer whose annual compensation from the Participating Employer and Affiliates exceeds one hundred fifty thousand dollars ($150,000).

          An officer is defined as an actual officer of the Participating Employer or an Affiliate; provided, however, that not more than the greater of three (3) Employees or ten percent (10%) of the Employees (but in no event more than fifty (50) Employees) shall be considered as officers in determining whether the Plan is Top-heavy.

          NONKEY EMPLOYEE means any Employee who is not a Key Employee.

          PERMISSIVE AGGREGATION GROUP means the Required Aggregation Group of plans plus any other plan or plans of the Participating Employer or an Affiliate which, when considered as a group with the Required Aggregation Group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

          REQUIRED AGGREGATION GROUP means the group of:

          (a) Each qualified plan of the Participating Employer or an Affiliate in which at least one (1) Key Employee participates; and

          (b) Any other qualified plan of the Participating Employer or an Affiliate which enables a plan described in paragraph (a) above to meet the requirements of Section 401(a)(4) or
               Section 410 of the Code.

          TOP-HEAVY

          The Plan shall be deemed to be Top-heavy for any Plan Year if, as of the Determination Date for such Plan Year, any of the following conditions exists:

          (a) If the Top-heavy Ratio for the Plan exceeds sixty percent (60%) and the Plan is not part of a Required Aggregation Group of plans or a Permissive Aggregation Group of plans;

          (b) If the Plan is part of a Required Aggregation Group of plans (but is not part of a Permissive Aggregation Group of plans) and the Top-heavy Ratio for the group of plans exceeds sixty percent (60%); or

          (c) If the Plan is part of a Required Aggregation Group of plans and part of a Permissive Aggregation Group of plans and the Top-heavy Ratio for the Permissive Aggregation Group of plans exceeds sixty percent (60%).

          TOP-HEAVY RATIO

          (a)  If the Participating Employer or an Affiliate maintains one
               (1) or more defined contribution plans (including any simplified employee pension plan) and the Participating Employer or Affiliate has not maintained any defined benefit plan which during the five (5) Plan Year period ending on the Determination Date has or has had any accrued benefits, the Top-heavy Ratio for the Plan or for the Required Aggregation Group or the Permissive Aggregation Group, as appropriate, shall be a fraction, the numerator of which is the sum of the account balances of all Key Employees under the aggregated defined contribution plans as of the Determination Date (including any part of any account balance distributed in the five (5) Plan Year period ending on the Determination Date) and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the five (5) Plan Year period ending on the Determination Date) of all Participants as of the Determination Date, both computed in accordance with
               Section 416 of the Code. The numerator and denominator of the Top-heavy Ratio shall be adjusted to reflect any contribution not actually made as of the

               Determination Date, but which is required to be taken into account on that date under Section 416 of the Code.

          (b) If the Participating Employer or an Affiliate maintains or has maintained one (1) or more defined contribution plans (including any simplified employee pension plan) and the Participating Employer or Affiliate maintains or has maintained one (1) or more defined benefit plans which during the five (5) Plan Year period ending on the Determination Date has or has had any accrued benefits, the Top-heavy Ratio for the Required Aggregation Group or the Permissive Aggregation Group, as appropriate, shall be a fraction, the numerator of which is the sum of the account balances of all Key Employees under the aggregated defined contribution plans and the present value of the accrued benefits of all Key Employees under the aggregated defined benefit plans as of the Determination Date, and the denominator of which is the sum of the account balances of all Participants under the aggregated defined contribution plans and the present value of the accrued benefits of all Participants under the aggregated defined benefit plans as of the Determination Date, determined in accordance with
               Section 416 of the Code. The numerator and denominator of the Top-heavy Ratio shall be adjusted for any distribution of an account balance or accrued benefit made in the five
               (5) Plan Year period ending on the Determination Date and any contribution due but unpaid as of the Determination Date.

          (c) For purposes of paragraphs (a) and (b) above, the value of the account balances and the present value of the accrued benefits shall be determined as of the most recent Valuation Date occurring within the twelve (12) month period ending on the Determination Date, except as provided in Section 416 of the Code for the first and second Plan Years of a defined benefit plan. The accrued benefits of Nonkey Employees shall be determined under the method which is used for accrual purposes for all plans of the Participating Employers and Affiliates or, if there is no such method, then as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Code Section 411(b)(1)(C). The account balances and the accrued benefits of a Participant who is not a Key Employee but who was a Key Employee in a prior Plan Year or who has not performed any services for the Participating Employer under the Plan at any time during the five (5) Plan Year period ending on the Determination Date shall be disregarded. The calculation of the Top-heavy Ratio and the extent to which distributions, and direct transfers are taken into account shall be made in accordance with Section 416 of the Code. When aggregating plans, the value of the account balances and the present value of the accrued benefits shall be calculated with reference to the Determination Dates that fall within the same calendar year.

          VALUATION DATE means the same valuation date used for computing plan costs for minimum funding, regardless of whether an actuarial valuation is performed that year.

8.03 SPECIAL CODE SECTION 415 LIMITATIONS

          For purposes of Section 4.05, in any Plan Year during which the Plan is deemed to be Top-heavy and in which the Participating Employer also maintains a defined benefit plan which is deemed to be Top-heavy, the number 1.25 shall be replaced by the number 1.0 to the extent required under Section 416(h) of the Code; provided, however, that such adjustment shall not occur if the Top-heavy Ratio does not exceed ninety percent (90%) and additional contributions or benefits are provided for Nonkey Employees in accordance with the provisions of Sections 416(h)(2)(A) and (B) of the Code. In such case, the minimum allocation described in Section 8.04(a) shall be equal to seven and one-half percent (7 1/2%) of compensation for each Nonkey Employee covered under both plans.

8.04 MINIMUM ALLOCATION REQUIREMENTS

          (a) The Employer Contributions allocated on behalf of any Participant who is not a Key Employee shall not be less than the lesser of three percent (3%) of such Participant's compensation, or the largest percentage of Employer Contributions allocated on behalf of any Key Employee for that Plan Year, without, in either event, taking into consideration any contributions or benefits under Social Security or any similar legislation. The preceding provisions shall not apply to any Participant who was not employed by a Participating Employer on the last day of the Plan Year.

          (b) The minimum allocation in paragraph (a) shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the Plan Year because the Participant failed to complete at least one thousand (1,000) Hours of Service, the Participant's compensation was less than any stated amount or the Participant failed to make mandatory contributions to the Plan. For purposes of computing the minimum allocation, compensation shall mean compensation as defined in Section 4.04(d) of the Plan. The minimum allocation above shall not apply to a Participant covered under another defined contribution plan of a Participating Employer if such Participant receives the minimum allocation under such other plan.

          (c) The minimum allocation required (to the extent required to be nonforfeitable under Section 416(b) of the Code) may not be forfeited under Sections 411(a)(3)(B) or 411(a)(3)(D) of the Code.

8.05      VESTING REQUIREMENTS

          With respect to any Plan Year that the Plan is a Top-heavy plan, the Plan shall have the following vesting schedule:

             Completed Years
           of Credited Service            Vested Percentage
           -------------------            -----------------
               Less than 3                        0%
                3 or more                         100%

          No reduction in vested benefits may occur in the event the Plan's status as Top-heavy changes for any Plan Year. However, this Section does not apply to any Employee who does not have an Hour of Service after the Plan has initially become Top-heavy.

                                   ARTICLE IX
                               MANAGEMENT OF FUNDS


 9.01     APPOINTMENT OF TRUSTEE

          A Trustee shall be appointed by the Company to administer the Trust Fund. The Trustee shall serve at the pleasure of the Company and shall have the rights, powers and duties set forth in the Trust Agreement. All assets of the Trust Fund shall be held, invested and reinvested by the Trustee.

 9.02     ASSETS OF TRUST

          All contributions under this Plan shall be paid to the Trustee and, except as provided in Section 9.03, all assets of the Trust Fund, including income from investments and from all other sources, shall be retained for the exclusive benefit of Participants, former Participants and their Beneficiaries, and shall be used to pay benefits to such persons, or to pay expenses of administration of the Plan and Trust to the extent not paid by the Company or Participating Employer.

 9.03     REVERSION OF EMPLOYER CONTRIBUTIONS

          At no time shall any part of the corpus or income of the Trust Fund be used for or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries.

          Notwithstanding the above, contributions made by a Participating Employer shall be returned to a Participating Employer in the following cases:

          (a) If a contribution is made by a Participating Employer by a mistake in fact, such contribution shall be returned to such Participating Employer within one (1) year after the payment of the contribution to the Trust Fund.

          (b) Contributions are conditioned on initial qualification of the Plan under Section 401(a) of the Code, and, if the Plan does not qualify, then such contribution shall be returned to the Participating Employer within one (1) year after the date of denial of qualification of the Plan.

          (c)  Contributions are conditioned upon their deductibility under
               Section 404(a) of the Code, and, to the extent the deduction is disallowed, such a contribution shall be returned to the Participating Employer within one (1) year after the disallowance of the deduction if so requested by the Participating Employer.

                                    ARTICLE X
                             ADMINISTRATION OF PLAN


10.01     PLAN ADMINISTRATOR

          The Company shall be the Plan Administrator. The Company, by resolution of the Board, shall appoint a Committee consisting of not less than three (3) persons who may be officers, directors, Employees, agents or shareholders of the Company. The Committee shall act as the Company's agent or delegate in carrying out its administrative duties. The Company may remove or replace any member of the Committee at any time in its sole discretion, and any Committee member may resign by delivering a written resignation to the remaining members of the Committee or, if there are none, to the Company. The Committee shall notify the Trustee promptly of any change in the composition of its members. The Company shall be the "Named Fiduciary" for purposes of ERISA and shall be subject to service of process on behalf of the Plan.

10.02     RIGHTS, POWERS AND DUTIES OF PLAN ADMINISTRATOR

          The Plan Administrator shall have such authority as may be necessary to discharge its responsibilities under the Plan, including the following rights, powers and duties:

          (a) The Plan Administrator shall adopt rules governing its procedures not inconsistent herewith, and shall keep a permanent record of its meetings and actions. The Plan Administrator shall administer the Plan uniformly and consistently with respect to persons who are similarly situated. The Plan Administrator shall maintain the Accounts of Participants and Beneficiaries under the Plan or shall cause them to be maintained under its direction.

          (b) The Plan Administrator shall direct the Trustee in writing to make payments from the Trust Fund to persons who qualify for such payments hereunder. Such written order to the Trustee shall specify the name of the person, his address and the amount and frequency of such payments.

          (c) The Plan Administrator shall not take action or direct the Trustee to take any action with respect to any of the benefits provided hereunder which would be discriminatory in favor of those Participants or Employees who are officers, shareholders or highly compensated Employees of a Participating Employer.

          (d) The Plan Administrator shall have the sole responsibility for the administration of the Plan; and, except as herein expressly provided, the Plan Administrator shall have the exclusive right to interpret the provisions of the Plan and to determine any question arising hereunder or in connection with the administration of the Plan, including the remedying of any omission, inconsistency or ambiguity, and its decision or action in respect thereof shall be conclusive and binding upon any and all Participants, former Participants, Beneficiaries, heirs, distributees, executors, administrators and assigns, subject to the provisions of
               Article XI. If challenged in court, such determination shall not be subject to de novo review and shall not be overturned unless proven to be arbitrary and capricious based upon the evidence considered by the Plan Administrator at the time of such determination.

          (e) The Plan Administrator may employ such counsel and agents in such clerical, medical, accounting and other services as it may require in carrying out the provisions of the Plan.

          (f) Participants, former Participants or their Beneficiaries shall be notified by the Plan Administrator of their right to receive benefits. The Plan Administrator shall establish a uniform procedure for such notification.

          (g) The Plan Administrator shall establish reasonable procedures to determine whether a Domestic Relations Order is a Qualified Domestic Relations Order. Such procedures must be in writing, must provide for the prompt notification of each person specified in the order as being entitled to payment of benefits under the Plan and must permit an Alternate Payee to designate a representative for receipt of copies of notices that are sent to the Alternate Payee with respect to a Domestic Relations Order.

          (h) The Plan Administrator may establish procedures which a Participant must follow in verifying maternity or paternity leave and the length thereof.

10.03     COMMITTEE

          (a) The Committee shall hold meetings upon such notice and at such times and places as its members may from time to time deem appropriate, and may adopt from time to time such bylaws and regulations for the conduct and transaction of its business and affairs consistent with the terms of the Plan and the delegation of duties and powers by the Company. A majority of its members at the relevant time shall constitute a quorum for the transaction of business. All action taken by the Committee shall be by vote of the majority of its members present at such meeting, except that the Committee also may act without a meeting by a written consent signed by a majority of its members. A member shall not be disqualified from acting because of any personal interest, benefit or advantage, inasmuch as a member may be a director of the Company, an Employee or a Participant, but no member shall vote or act in connection with an action of the Committee relating exclusively to himself.

          (b) The Committee may allocate among its members such specific responsibilities, obligations, powers or duties as shall be deemed appropriate.

          (c) A member of the Committee who is an Employee shall not be entitled to receive any compensation for services rendered but shall receive reimbursement for reasonable expenses. Other members of the Committee may receive compensation for services rendered and reimbursement for reasonable expenses.

          (d) Except as otherwise required by ERISA, no bond or other security shall be required of any member of the Committee.

10.04     EXERCISE OF DUTIES

          The Plan Administrator and the Committee shall each discharge its duties solely in the interest of Participants, former Participants and their Beneficiaries:

          (a) For the exclusive purposes of providing benefits to such Participants, former Participants and Beneficiaries and, in the discretion of the Company, defraying reasonable expenses of Plan administration; and

          (b) With the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

10.05     INDEMNIFICATION OF FIDUCIARIES

          The Participating Employers shall indemnify all Committee members and other officers or representatives of the Participating Employers and Employees assigned fiduciary responsibility under Federal law to the extent that such officers or representatives of the Participating Employers or Employees incur loss or damage which may result from such officers' or representatives' or Employees' duties, exercises of discretion under the Plan or any other acts or omissions hereunder. Such duties, exercises of discretion, acts or omissions shall not be indemnified by the Participating Employers in the event that such loss or damage is judicially determined or agreed by the officers or representatives of the Participating Employers or Employees to be due to their respective gross negligence or willful misconduct.

10.06     EXPENSES

          All proper expenses incurred by an individual acting as agent of the Plan Administrator incident to the functioning of the Plan shall be paid by the Participating Employers.

                                   ARTICLE XI
                                CLAIMS PROCEDURES


11.01     CLAIMS PROCEDURE

          A Participant or Beneficiary is not required to file a claim for benefits under the Plan. However, if such a claim is filed, it should be submitted in writing to the Committee which shall process it and approve or disapprove it within ninety (90) days of the date that the claim is received. If special circumstances arise and the Committee cannot process the claim within ninety (90) days, the Committee shall notify the claimant that the time for making the decision is extended for up to ninety (90) additional days. If the Committee fails to notify the claimant within the applicable period, the claim is considered denied. If the Committee makes a determination to deny benefits to a Participant, the denial shall be stated in writing and delivered or mailed to the Participant or Beneficiary. Such notice shall set forth the specific reasons for the denial, written in a manner that may be understood by the Participant, and shall describe the steps necessary for appeal. The Participant whose claim for benefits has been denied shall have a period of sixty (60) days in which to appeal to the Committee and submit additional information to the Committee. The Committee shall consider the request at its next scheduled meeting. If the claim is again denied in writing, the Participant or Beneficiary may request a hearing within thirty (30) days of the second denial, and the Committee shall afford a reasonable opportunity for a hearing to any Participant or Beneficiary for a review of its decision denying the claim, which hearing shall be held within sixty (60) days following receipt of the request. The claimant shall have an opportunity to present evidence and appear before the Committee. The Committee shall review all evidence submitted by the claimant, shall make its decision regarding the claim within one hundred and twenty (120) days following the receipt of the request for a hearing by the claimant and shall provide the claimant with a written decision. The decision of the Committee regarding the claim shall be final and conclusive.

                                   ARTICLE XII
                            AMENDMENT AND TERMINATION


12.01     TERMINATION

          (a) It is the expectation of the Company and each Participating Employer that it shall continue this Plan and the payment of contributions hereunder indefinitely, but the continuation of the Plan is not assumed as a contractual obligation of the Company or of any Participating Employer, and the right is reserved by the Company and each Participating Employer at any time to permanently discontinue its contributions hereunder. In the event that the Plan is terminated in whole or in part or if contributions by the Company or any Participating Employer are permanently discontinued, the interest of all affected Participants shall be fully vested and nonforfeitable.

          (b) This Plan may be terminated by the Company by resolution of its Board of Directors, at any time when, in its judgment, business, financial or other good causes make such termination necessary. In addition, each Participating Employer may terminate the Plan by resolution of its Board of Directors with respect to its Employees at any time. Any such termination shall become effective upon the execution and delivery by the Company or Participating Employer to the Trustee of a written instrument signed on its behalf by its authorized representative and stating the fact that the Plan is terminated.

          (c) Upon complete termination of the Plan, further payment of Employer Contributions to the Trust shall cease. Upon termination of the Plan with respect to a Participating Employer, further payment of that Participating Employer's contributions to the Trust shall cease. The Plan Administrator shall notify each affected Participant of the termination of the

             Plan. Each affected Participant shall be entitled to receive the entire amount of his Account Balances and the Trustee shall make payment to each such Participant of such amount in a form permitted by the Plan and as elected by the Participant.

12.02     RIGHT TO AMEND, MODIFY, CHANGE OR REVISE PLAN

          The Company, by resolution of its Board of Directors, may at any time and from time to time amend, modify, change or revise this Plan in whole or in part by notice thereof in writing delivered to the Trustee, and each Participating Employer shall be bound thereby; provided, however:

          (a) That no amendment shall have the effect of vesting in the Company or any Participating Employer any interest in or control of any funds, securities or other property subject to the terms of the Trust;

          (b) That no amendment shall authorize or permit at any time any part of the corpus or income of the Trust Fund to be used for or diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries, except as provided in Section 9.03;

          (c) That no amendment shall have any retroactive effect as to deprive any Participant, former Participant or Beneficiary of any benefit already accrued, save only that no amendment made in conformance with the provisions of the Code or any other statute relating to employees' trusts, or of any official regulation or rulings issued pursuant thereto, shall be considered prejudicial to the rights of any Participant or Beneficiary; and

          (d) That no amendment shall eliminate an optional form of benefit or decrease an Account Balance.

12.03     MERGER AND CONSOLIDATION OF PLAN; TRANSFER OF PLAN ASSETS

          In the case of any merger or consolidation with or transfer of assets and liabilities to any other plan, provisions shall be made so that each Participant in the Plan on the date thereof (if the Plan then terminated) would receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately prior to the merger, consolidation or transfer (if the Plan had terminated).

                                  ARTICLE XIII
                                  MISCELLANEOUS


13.01     NO CONTRACT OF EMPLOYMENT

          Nothing herein contained shall be construed to constitute a contract of employment between a Participating Employer and any Employee. The employment records of the Participating Employer and the Trustee's records shall be final and binding upon all Employees as to liability and participation.

13.02     RESTRICTIONS UPON ASSIGNMENTS AND CREDITORS' CLAIMS

          No interest of any person or entity in or right to receive distributions from the Trust Fund shall be subject in any manner to sale, transfer, assignment, pledge, attachment, garnishment or other alienation or encumbrance of any kind, nor may any such interest or right to receive distributions be taken, either voluntarily or involuntarily, for the satisfaction of the debts of or other obligations or claims against such person or entity. The preceding sentence shall also apply to the creation, assignment or recognition of a right to any benefit payable with respect to a Participant pursuant to a Domestic Relations Order unless such order is determined to be a Qualified Domestic Relations Order.

13.03     RESTRICTION OF CLAIMS AGAINST TRUST

          The Trust under this Plan and the Trust Agreement from its inception shall be a separate entity aside and apart from the Company and each Participating Employer and its assets. The Trust and the corpus and income thereof shall in no event and in no manner whatsoever be subject to the rights or claims of any creditor of the Company or any Participating Employer. Neither the establishment of the Trust, the modification thereof, the creation of any fund or account nor the payment of any benefits shall be construed as giving any Participant or any other person whomsoever any legal or equitable rights against the Company, any other Participating Employer or the Trustee unless the same shall be specifically provided for in this Plan.

13.04     BENEFITS PAYABLE BY TRUST

          All benefits payable under the Plan shall be paid or provided for solely from the Trust, and the Company and the Participating Employers do not assume any liability or responsibility therefor.

13.05     SUCCESSOR TO COMPANY

          In the event that any successor to the Company or Participating Employer, by merger, consolidation, purchase or otherwise, shall elect to adopt the Plan, such successor shall be substituted hereunder for the Company or for such Participating Employer upon filing in writing with the Trustee of its election to do so, and in the case of a Participating Employer, subject to the written consent of the Company.

13.06     APPLICABLE LAW

          The Plan shall be construed and administered in accordance with ERISA, and any judicial review thereunder shall be governed by the "arbitrary and capricious" standard, and with the laws of the state of Illinois, to the extent that such laws are not preempted by ERISA.

 13.07    DATA

          It shall be a condition precedent to the payment of all benefits under the Plan that each Participant and surviving spouse must furnish to the Plan Administrator such documents, evidence or information as the Plan Administrator considers necessary or desirable for the purpose of administering the Plan, or to protect the Company, the Participating Employers or the Trustee.

13.08     INTERNAL REVENUE SERVICE APPROVAL

          This Plan shall be effective as of the aforementioned Effective Date, provided that the Company shall obtain a favorable determination letter from the Internal Revenue Service that this Plan and the related Trust Agreement qualify under Sections 401(a) and 501(a) of the Code. Any modification or amendment of this Plan may be made retroactive as necessary or appropriate in order to secure or maintain such qualification.

                 *        *        *        *        *        *

IN WITNESS WHEREOF, the undersigned certifies that Allied Products Corporation duly adopted the Allied Products Corporation Target Benefit Plan effective January 1, 1995 and caused such instrument to be executed by its duly authorized officers on the 29th day of December, 1995, effective as of the 1st day of January, 1995.


ATTEST:                                   Allied Products Corporation

By: /s/ David B. Corwine                  By: /s/Kenneth B. Light
    -------------------------------          --------------------------------
David B. Corwine, Secretary               Kenneth B. Light, Executive Vice
                                          President



[Corporate Seal]

                           ALLIED PRODUCTS CORPORATION
                               TARGET BENEFIT PLAN

                                    EXHIBIT A
                        ACTUARIAL ASSUMPTIONS AND FACTORS


Mortality Table:              GA 1983

Interest Rate:                7.5%

Salary Scale:                 5%